IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

June 20 2007

Florida Atlantic Stock Transfer, Inc.
7130 N. Nob Hill Road
Tamarac, FL 33321-1841

Attention: Rene Garcia

RE: AMERICAN RACING CAPITAL, INC.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of June 20, 2007 (the "**Agreement**"), by and among American Racing Capital, Inc., a Nevada corporation (the "**Company**"), and the investors named on the Schedule of Investors attached thereto (each a "**Holder**" and collectively, the "**Holders**"), pursuant to which the Company is issuing to the Holders (i) convertible notes (the " **Notes**"), which are convertible into shares of the common stock of the Company, $0.001 par value per share (the "**Common Stock**"), and (ii) warrants (the "**Warrants**"), which are exercisable to purchase shares of Common Stock.

This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time):

(i) to issue shares of Common Stock upon exercise of the Warrants (the "**Warrant Shares**") to or upon the order of a Holder, from time to time, upon delivery to you by the Company of a properly completed and duly executed Exercise Notice.

(ii) to effect transfers of shares of Common Stock into the name of a Holder or his designee upon conversion of the Notes or as otherwise required by the Notes (the "**Transfer Shares**") to or upon the order of a Holder, from time to time, upon delivery to you by Gottbetter & Partners, LLP (the "**Escrow Agent**") of a properly completed and duly executed Conversion Notice, or comparable notice (the "**Other Notice**") in the case of transfer requests not based on optional conversions by the Holder, together with certificates for shares of Common Stock and Medallion Guaranteed stock powers (the "**Stock Powers**") in an amount necessary to effect such transfers.

(iii) to issue shares of Common Stock upon conversion of the Notes (the "**Conversion Shares**") to or upon the order of a Holder, from time to time, upon delivery to you by the Company of a properly completed and duly executed Conversion Notice (this type of transaction will only take place when and if all of the shares of Common Stock being held by the Escrow Agent have been delivered to you by the Escrow Agent for transfer as provided in (ii) above).

This letter shall serve as our irrevocable authorization and direction to you (the "**Transfer Agent**") to do the following:

1. *Warrant and Conversion Shares.*

    a. *Instructions Applicable to Transfer Agent.* With respect to the Warrant Shares and the Conversion Shares, the Transfer Agent shall issue the Warrant Shares or the Conversion Shares to the Holder, from time to time, upon delivery to the Transfer Agent of a properly completed and duly executed Exercise Notice (the "**Exercise Notice**"), in the form attached hereto as Exhibit I, delivered on behalf of the Holder to the Transfer Agent by the Company or a properly completed and duly executed Conversion Notice substantially in the form attached hereto as Exhibit II (the "**Conversion Notice**"), respectively. Upon receipt of a Exercise Notice or Conversion Notice, the Transfer Agent shall within one (1) Trading Day thereafter issue and surrender to a common carrier for overnight delivery to the address as specified in the Exercise Notice or Conversion Notice, a certificate or certificates, registered in the name of the Holder or its designees, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Exercise Notice or Conversion Notice. For purposes hereof "**Trading Day**" shall mean any day on which the American Stock Exchange is open for customary trading.

    b. The Company hereby confirms to the Transfer Agent and each Holder that the certificates for the Conversion Shares and Warrant Shares shall bear the following or similar legend:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

    c. In the event that counsel to the Company fails or refuses to render any opinions required to issue the Conversion Shares or Warrant Shares, then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Warrant Shares.

2. *Transfer Shares.*

   a. *Instructions Applicable to Transfer Agent.* With respect to the Transfer Shares, the Transfer Agent shall effect transfers requested by the Escrow Agent on behalf of a Holder upon delivery to the Transfer Agent of the Transfers Shares, Stock Powers, and either a Conversion Notice or Other Notice. Upon receipt thereof, the Transfer Agent shall within one (1) Trading Day thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or Other Notice, a certificate or certificates, registered in the name of the Holder or its designees, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Conversion Notice or Other Notice. For purposes hereof "**Trading Day**" shall mean any day on which the American Stock Exchange is open for customary trading.

   b. The Company hereby confirms to the Transfer Agent and each Holder that certificates representing the Transfer Shares do not bear any legend restricting transfer and should not bear any legend restricting transfer upon their transfer to a Holder. Further, the Transfer Shares should not be subject to any stop-transfer restrictions and should otherwise be freely transferable on the books and records of the Company.

3. *All Shares.*

   a. The Transfer Agent shall reserve for issuance to the Holders the Conversion Shares and Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Holders provide the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

   b. The Transfer Agent shall rely exclusively on the Conversion Notice and Exercise Notice and, to the extent delivered as set forth in this Agreement, shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

   c. The Company hereby confirms to the Transfer Agent and the Holders that no instructions other than as contemplated herein will be given to Transfer Agent by the Company or the Escrow Agent with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

The Company hereby agrees that it shall not replace the Transfer Agent as the Company's Transfer Agent without the prior written consent of the Holder.

If for any reason, during the term of this Agreement, the Transfer Agent wishes to resign as transfer agent, the Transfer Agent shall provide the Company with thirty (30) days prior written notice. Upon receiving written notice from the Transfer Agent, the Company shall provide the Holders with immediate written notice thereof and the Company shall have five (5) business days after the date of the Transfer Agent's notice to obtain a suitable replacement transfer agent. Any replacement transfer agent must agree to be bound by the terms and conditions of this Agreement.

The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and the Transfer Agent acknowledge that the Holders are relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Holders purchasing Notes under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Holders would not purchase the Notes.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holders will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Holders shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

AMERICAN RACING CAPITAL, INC.

By: ______________________

Name: Robert Koveleski
Title: President

TRANSFER AGENT:

FLORIDA ATLANTIC STOCK TRANSFER, INC.

By: ______________________

Name: Rene Garcia
Title: President

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

AMERICAN RACING CAPITAL, INC.

By: ______________________

Name: Robert Koveleski
Title: President

TRANSFER AGENT:

FLORIDA ATLANTIC STOCK TRANSFER, INC.

By: ______________________

Name: Rene Garcia
Title: President

SCHEDULE I

SCHEDULE OF INVESTORS

[redacted]

Besser Kapital Fund Ltd.	By: Triagol Assets Management Its: Investment Manager By: ______________________ Name: Olivier Chaponnier Its: Director	c/o Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Facsimile: 212.400.6901
J. Roebling Fund LP	By: ______________________ Name: David Vynerib Its: Managing Director	c/o Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Facsimile: 212.400.6901

SCHEDULE I

SCHEDULE OF INVESTORS

Name	Signature	Address/Facsimile Number of Buyers
Besser Kapital Fund Ltd.	By: Triagol Assets Management Its: Investment Manager By: __________ Name: Marco Montanari Its: Director	c/o Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Facsimile: 212.400.6901
J. Roebling Fund LP	By: __________ Name: David Vynerib Its: Managing Director	c/o Gottbetter & Partners, LLP 488 Madison Avenue, 12th Floor New York, NY 10022 Attention: Scott Rapfogel, Esq. Facsimile: 212.400.6901

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF EXERCISE NOTICE

The undersigned holder hereby exercises the right to purchase ________________ shares of Common Stock ("**Warrant Shares**") of American Racing Capital, Inc., a Nevada corporation (the "**Company**"), evidenced by the attached Warrant to Purchase Common Stock (the "**Warrant**"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

_____________ a "Cash Exercise" with respect to ________________ Warrant Shares; and/or

_____________ a "Cashless Exercise" with respect to ______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $__________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4. Delivery of Warrant. The Registered Holder shall deliver the Warrant to the Company.

Date: ________________ __, ______

Name of Registered Holder

By: ______________________________
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Florida Atlantic Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 2007 from the Company and acknowledged and agreed to by Florida Atlantic Stock Transfer, Inc.

AMERICAN RACING CAPITAL, INC.

By:_______________________________
Name:
Title:

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

Reference is made to the Securities Purchase Agreement (the "**Securities Purchase Agreement**") between American Racing Capital, Inc., (the "**Company**"), and the Holder set forth on Schedule I attached thereto dated June , 2007. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert notes into shares of common stock, par value $0.001 per share (the "**Common Stock**"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:	____________________
Amount to be converted:	$____________________
Conversion Price:	$____________________
Shares of Common Stock Issuable:	____________________
Amount of Note unconverted:	$____________________
Amount of Interest Converted:	$____________________
Conversion Price of Interest:	$____________________
Shares of Common Stock Issuable:	____________________
Shares of Common Stock Issuable:	____________________
Total Number of shares of Common Stock to be issued:	____________________

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:	____________________
Authorized Signature:	____________________
Name:	____________________
Title:	____________________